UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2012

Standard Parking Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50796	16-1171179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600 Chicago, Illinois	60611
(Address of principal executive offices, including zip code)	(Zip Code)

Registrant’s telephone number, including area code:   (312) 274-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders

At the 2012 Annual Meeting of Standard Parking Corporation, stockholders voted on the following items:

a.	Messrs. Charles L. Biggs, Robert S. Roath, Michael J. Roberts, James A. Wilhelm, and Ms. Karen M. Garrison were each elected by the stockholders to a term to expire in 2013.

Nominees	For	Withheld	Not Voted
Charles L. Biggs	14,495,957	18,954	548,483
Karen M. Garrison	14,495,347	19,564	548,483
Robert S. Roath	14,495,942	18,969	548,483
Michael J. Roberts	14,462,457	52,454	548,483
James A. Wilhelm	14,497,957	16,954	548,483

b.	To consider an advisory vote on the compensation of our named executive officers.

For	Against	Abstain	Not Voted
14,437,391	43,360	34,160	548,483

c.	Management’s proposal to ratify the appointment of Ernst & Young LLP as Standard Parking’s independent registered public accounting firm for 2012 was approved.

For	Against	Abstain
14,768,071	294,446	877

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation

Date: April 30, 2012	/s/ G. Marc Baumann
G. Marc Baumann
Chief Financial Officer